Exhibit 10(t)(v)

AMENDMENT NO. 1 TO THE WESTINGHOUSE EXECUTIVE PENSION PLAN

PART B – AMENDMENT AND RESTATEMENT AS OF JANUARY 1, 2009 (THE “PLAN”)

Except as otherwise noted herein, the following amendments shall be effective as of January 1, 2009.

1.	Section 2(e) of the Plan is hereby amended to delete such section in its entirety and to insert in place thereof the following:

“(e)      ‘Benefit Commencement Date’ means the first day of the month immediately following the later of (i) the Executive’s Separation from Service, and (ii) the Executive’s attainment of age 55, subject to any Transition Election or Subsequent Payment Election made by the Executive.”

2.	Section 2(oo) of the Plan is hereby amended to capitalize the phrase “Executive Pension Supplement” at the end thereof.

3.	Section 2(vv) of the Plan is hereby amended to delete the phrase “Executive Pension Supplement” and to insert in place thereof the phrase “Post-2004 Plan Benefit”.

4.	Sections 4(c)(ii) and 5(c)(ii) of the Plan are hereby amended to add the word “Section” immediately before the phrase “409A Grandfathered Benefit” in the last sentence thereof.

5.	Section 5(c) of the Plan is hereby amended to delete the word “Executive” in the first sentence and to insert in place thereof the phrase “Surviving Spouse”.

6.	Section 5(c)(i) of the Plan is hereby amended to delete the phrase “Post-2004 Benefit” in the last sentence and to insert in place thereof the phrase “Post-2004 Plan Benefit”.

7.

Section 7(a)(ii) of the Plan is hereby amended to delete the phrase “payment of his Plan Benefit prior to January 1, 2009” in the first and second sentences and to insert in place thereof the phrase “payment of his Executive Pension Supplement prior to January 1, 2009”.

8.	Section 7(c) of the Plan is hereby amended to delete the phrase “Equivalent Actuarially value” in the first paragraph and to insert in place thereof the phrase “Equivalent Actuarial Value”.

9.	Sections 7(d), 7(f) and 11(b) of the Plan are hereby amended to delete the phrase “Equivalent Actuarial value” and to insert in place thereof the phrase “Equivalent Actuarial Value”.